UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

File Nos. 811-06161 and 33-36528

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ALLIANZ FUNDS
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ALLIANZ FUNDS

OCC RENAISSANCE FUND

OCC VALUE FUND

840 Newport Center Drive

Newport Beach, California 92660

INFORMATION STATEMENT

May [    ], 2005

GENERAL INFORMATION

The Trustees of Allianz Funds (the “Trust”) are distributing this Information Statement in connection with the approval of a new portfolio management agreement for the OCC Renaissance Fund (formerly the PEA Renaissance Fund) and OCC Value Fund (formerly the PEA Value Fund) (each a “Fund” and, collectively, the “Funds”). This Information Statement is intended to inform you about the termination of the Funds’ portfolio management agreement with PEA Capital LLC on February 11, 2005 (the “Previous Portfolio Manager Agreement”) and the retention of Oppenheimer Capital LLC as the sub-adviser to the Funds pursuant to a new portfolio management agreement (the “New Portfolio Management Agreement”). This Information Statement also describes generally the terms of the New Portfolio Management Agreement. As explained in this Information Statement, the New Portfolio Management Agreement is substantially similar to the Previous Portfolio Management Agreement, except for the identity of the sub-adviser. The change in sub-adviser to Oppenheimer Capital did not result in any change in the investment objective, policies or fees of the Funds as disclosed in the Prospectus. This Information Statement is being distributed to shareholders on or about May [    ], 2005.

The Funds are providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	NEW PORTFOLIO MANAGEMENT AGREEMENT

At the recommendation of the Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”), the Trustees terminated the appointment of PEA Capital LLC (“PEA”) as Sub-Adviser to the Funds on February 11, 2005. PEA was terminated with respect to the Funds in connection with the resignation of Mr. John Schneider, the portfolio manager responsible for the day-to-day management of the Funds. Oppenheimer Capital LLC (“Oppenheimer Capital” or the “Sub-Adviser”) acted as Sub-Adviser to the Funds in an interim capacity from the close of business on February 11, 2005 until March 3, 2005, pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”). On March 3, 2005, the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent

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Trustees”), approved (a) the retention of Oppenheimer Capital as Sub-Adviser and (b) a New Portfolio Management Agreement between the Adviser and Oppenheimer Capital. A description of the New Portfolio Management Agreement, including the services provided thereunder, the procedures for termination and renewal, and other services provided by Oppenheimer Capital, is set forth below.

In general, a fund cannot enter into a new advisory agreement, including a sub-advisory agreement such as the New Portfolio Management Agreement, unless the shareholders of that fund vote to approve the agreement. Shareholders of the Funds, however, have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. The conditions require the Board of Trustees to approve any such agreement and for the Funds to provide to their shareholders an information statement within 90 days after the hiring of any new sub-adviser. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by Allianz Global Investors of America L.P. (“Allianz”).

Description of Previous Portfolio Management Agreement

Until February 11, 2005, PEA managed the assets of the Funds pursuant to the Previous Portfolio Management Agreement, dated December 31, 2001, between Allianz and PEA, as novated by the Novation of Portfolio Management Agreement dated September 30, 2002, between PEA, Allianz and the Adviser. The Previous Portfolio Management Agreement was last approved by the Trustees of the Trust at a meeting held on December 17, 2004 in connection with the Trustees’ annual review and approval of the Funds’ advisory arrangements. The Previous Portfolio Management Agreement was last approved by the Funds’ shareholders on March 3, 2000 in connection with the acquisition of the parent company of the Funds’ adviser by Allianz AG, which caused the termination of the advisory and sub-advisory agreements in effect at the time of the acquisition. The Previous Portfolio Management Agreement provided that, subject to the general supervision of the Trustees and the Adviser, PEA would provide a continuous investment program for each Fund and determine the composition of each Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the Funds.

The terms of the Previous Portfolio Management Agreement are substantially similar to those described below under “Description of the New Portfolio Management Agreement.” Under the Previous Portfolio Management Agreement, the Adviser (not the Trust) paid PEA a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the OCC Value Fund and 0.50% for the OCC Renaissance Fund. During the fiscal year ended June 30, 2004, the sub-advisory fees paid to PEA for its services to the OCC Renaissance Fund and OCC Value Fund were $24,818,005 and $5,773,371, respectively.

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Description of the New Portfolio Management Agreement

The following discussion of the New Portfolio Management Agreement is qualified in its entirety by reference to the form of Portfolio Management Agreement attached to this Information Statement as Appendix A. The New Portfolio Management Agreement was approved by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held March 3, 2005.

The New Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, Oppenheimer Capital shall provide a continuous investment program for the Funds and determine the composition of each Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the Funds. Oppenheimer Capital provides such services in accordance with each Fund’s investment objective, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented and amended from time to time. For the services provided, the Adviser (not the Trust) pays Oppenheimer Capital a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the OCC Value Fund and 0.50% for the OCC Renaissance Fund.

The New Portfolio Management Agreement provides that it will continue in effect with respect to each Fund for a period of two years from its effective date and thereafter on an annual basis with respect to each Fund provided such continuance is approved at least annually (a) by a vote of the majority of the entire Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by a vote of the majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or Oppenheimer Capital, cast in person at a meeting called for the purpose of voting on such approval. The New Portfolio Management Agreement provides that it may not be materially amended with respect to a Fund without a majority vote of the outstanding voting securities of a Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC or by any applicable SEC rule, and also provides that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

The New Portfolio Management Agreement may be terminated at any time, without the payment of any penalty by (a) the Trust by a vote of the majority of the Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ notice to the Sub-Adviser, (b) by the Adviser upon 60 days’ written notice to Oppenheimer Capital, or (c) by Oppenheimer Capital upon 60 days’ written notice to the Trust.

The New Portfolio Management Agreement provides that, except as required by applicable law, Oppenheimer Capital and its affiliates and controlling persons shall not

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be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of Oppenheimer Capital’s obligations and duties under the agreement. In addition, the New Portfolio Management Agreement provides that the Adviser and Oppenheimer Capital shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party’s responsibilities to the Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the Trust’s registration statement made in reliance on information furnished by the indemnifying party.

Trustees’ Considerations. In approving the New Portfolio Management Agreement, the Trustees, including the Independent Trustees, requested and evaluated information about Oppenheimer Capital provided by the Adviser which, in the Adviser’s opinion, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the New Portfolio Management Agreement would be in the best interests of each Fund and its shareholders.

In considering the New Portfolio Management Agreement and the information about Oppenheimer Capital provided, the Trustees considered the nature and quality of the services to be provided by Oppenheimer Capital, taking into account the relative complexity of managing the Funds, the size of Oppenheimer Capital’s staff and Oppenheimer Capital’s assets under management, and the adequacy of Oppenheimer Capital’s resources given the size and complexity of the Funds and Oppenheimer Capital’s other assets under management. Among other matters, the Trustees considered the management style to be used for the Funds, which was described as investing in securities the portfolio manager believes to be undervalued, the fact that this management style is the investment specialty of Oppenheimer Capital and the similarity of this style to that used by PEA in managing the Funds previously. The Trustees also considered performance information about similar accounts Oppenheimer Capital managed, including the performance compared to that of a relevant benchmark. In addition, the Trustees considered the identities and experience of the investment personnel at Oppenheimer Capital who would be providing portfolio management services to the Funds, including Mr. Colin Glinsman, who would have primary responsibility for the day-to-day portfolio management of the OCC Value Fund and, with Ms. Lois Roman and Mr. Louis Goldstein, would have primary responsibility for the day-to-day portfolio management of the OCC Renaissance Fund also. The Trustees also considered information regarding Oppenheimer Capital’s research capabilities.

The Trustees considered the fact that the New Portfolio Management Agreement would have terms and conditions substantially identical to those of the Previous Portfolio Management Agreement and portfolio management agreements pursuant to which other affiliates of the Adviser provide sub-advisory services to other series of the Trust. The Trustees considered sub-advisory fees, and the fact that neither sub-advisory nor advisory fees would increase as a result of the retention of

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Oppenheimer Capital. The Trustees considered the impact the transition to Oppenheimer Capital would have on each Fund’s portfolio, and the costs and expenses related to any such changes.

The Trustees considered that under the New Portfolio Management Agreement, Oppenheimer Capital may obtain research services from brokers in connection with portfolio securities transactions for the Funds as described under “Brokerage and Research Services” below.

The Trustees considered that Oppenheimer Capital is subject to a non-competition agreement that limits the extent to which the Funds’ investments can overlap with the equity investments of a balanced fund sponsored by a third party and managed by Oppenheimer Capital, and the fact that Oppenheimer Capital had represented that it does not believe the agreement will have a material adverse impact on Oppenheimer Capital’s management of the Funds.

Finally, the Trustees considered the need for a replacement subadviser in light of the former portfolio manager’s resignation and the resulting termination of the former subadviser, PEA.

After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees concluded that it would be appropriate and desirable for Oppenheimer Capital to act as investment sub-adviser to each of the Funds pursuant to the New Portfolio Management Agreement.

II.	OTHER INFORMATION

The Trust is an open-end management investment company (“mutual fund”) organized in 1990 as a business trust under the laws of Massachusetts. The Trust currently consists of thirty-three separate investment series, although not all of these series currently offer their shares to the public. The address of the Trust is 840 Newport Center Drive, Newport Beach, California 92660.

Investment Adviser

Allianz Global Investors Fund Management serves as investment adviser for the Funds. Allianz Global Investors Fund Management is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through a division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Global Investors of America Holding Inc. is a wholly owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz. Allianz AG is a European-based, multinational insurance and financial services holding company. The address for Allianz Paclife Partners LLC, ADAM U.S. Holding LLC, Allianz Global Investors of America LLC, and Allianz Global Investors of America Holding Inc. is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. The address for Pacific Life is 700 Newport Center Drive, Newport Beach, California 92660.

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The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee. The Executive Committee of Allianz is comprised of William S. Thompson, Jr. and David C. Flattum.

The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. The Adviser and its investment management affiliates had approximately $[    ] billion of assets under management as of March 31, 2005.

Description of the Advisory Agreement. Allianz Global Fund Management has been the investment adviser to each Fund since October 1, 2002, and currently acts as each Fund’s Adviser pursuant to an advisory agreement dated November 15, 1994, as further amended and restated as of May 5, 2000 (as novated by the Novation dated September 30, 2002 among the Trust, the Adviser and Allianz) (the “Advisory Agreement”). The Advisory Agreement was last approved by the Trustees of the Trust at a meeting held on March 3, 2005 in connection with the Trustee’s annual review and approval of the Funds’ advisory arrangements. The Advisory Agreement was last submitted to the Funds’ shareholders for approval on March 3, 2000 in connection with the acquisition of the parent company of the Funds’ adviser by Allianz AG.

The Advisory Agreement requires that subject to the general supervision of the Trustees, the Adviser, either directly or through others engaged by it, provides a continuous investment program for the Funds and determines the composition of the assets of the Funds, including the determination of the purchase, retention or sale of securities, cash and other investments for the Funds. The Adviser provides or arranges for the provision of such services in accordance with each Fund’s investment objectives, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented from time to time. The Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that the Adviser would be obligated to provide under the Advisory Agreement.

The Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to each Fund for two years from

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its effective date, and thereafter on a yearly basis, provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the pertinent Fund or Funds.

The Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party and will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Advisory Agreement may be terminated with regard to the OCC Renaissance Fund by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days’ written notice to the Adviser.

The Advisory Agreement provides that the Adviser will not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the Advisory Agreement.

For investment advisory services, the OCC Renaissance Fund pays Allianz Global Fund Management an advisory fee at the average annual rate of 0.60% of average daily net assets, and the OCC Value Fund pays the Allianz Global Fund Management an advisory fee at the average annual rate of 0.45% of average daily net assets. During the fiscal year ended June 30, 2004, the OCC Renaissance Fund and the OCC Value Fund paid the Adviser $29,781,606 and $7,422,905, respectively, under the Advisory Agreement.

Administrator

Allianz Global Fund Management also serves as the Funds’ administrator. For administrative services, Class A, B, C and R shareholders of each Fund pay Allianz Global Fund Management an administrative fee at the average annual rate of 0.40% of average daily net assets. Class D shareholders of each Fund pay Allianz Global Fund

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Management an administrative fee at the average annual rate of 0.65% of average daily net assets. The administrative fee rate for Class A, B, C, D and R shares of each Fund is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion, and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. Each Fund pays Allianz Global Fund Management with respect to its Institutional and Administrative Class shares at the average annual rate of 0.25% of average daily net assets. During the fiscal year ended June 30, 2004, the OCC Renaissance Fund and OCC Value Fund paid $18,397,699 and $6,333,764, respectively, in administrative fees.

Information about the Sub-Adviser

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is a wholly owned subsidiary of Allianz Global Investors NY Holdings LLC. Allianz Global Investors NY Holdings LLC is a Delaware limited liability company that is a wholly owned subsidiary of Allianz Global Investors U.S. Equities LLC. Allianz Global Investors U.S. Equities LLC is a wholly owned subsidiary of Allianz. Information about the ownership of Allianz is provided above under “Investment Adviser.” The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of March 31, 2005, Oppenheimer Capital had approximately $[ ] billion in assets under management.

Information about the principal executive officer of Oppenheimer Capital is provided below.

Principal Executive Officer	Principal Occupation
Bruce Koepfgen	Chief Executive Officer of Oppenheimer Capital Chief Executive Officer of PEA Member of the Management Board of Allianz Global Fund Management

The address of the individual listed above is 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800.

Other Funds Managed by the Sub-Adviser

The Sub-Adviser provides investment services to other funds having similar investment objectives to the Funds covered by this Information Statement. The table below sets forth a list of each such other fund and states the size of such other fund and the rate of compensation paid to the Sub-Adviser for the provision of investment services.

Name of Fund with Similar Investment Objective	Similar to OCC Value Fund and/or OCC Renaissance Fund	Current Annual Portfolio Management Fee Rate (as a percentage of average daily net assets)		Approximate Net Assets (in millions) as of March 31, 2005
[ ]	[OCC Value Fund / OCC Renaissance Fund]	[	]%	$	[	]
[ ]	[OCC Value Fund / OCC Renaissance Fund]	[	]%	$	[	]

Certain Trustees and Officers of the Trust

The following table lists the names of each Trustee and officer of the Trust who is also an officer, employee, director, general partner or shareholder of the Adviser or Oppenheimer Capital:

Name	Position with Trust	Position with Adviser or Oppenheimer Capital
David C. Flattum	Trustee	Member of Management Board, Allianz Global Fund Management

E. Blake Moore, Jr.	President and Chief Executive Officer	Executive, Allianz Global Fund Management

Newton B. Schott, Jr.	Vice President and Secretary	Executive Vice President and Chief Legal Officer, Allianz Global Fund Management

Youse Guia	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer, Allianz Global Fund Management

Richard Kirk	Assistant Secretary	Senior Vice President, Allianz Global Fund Management

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Certain Regulatory Matters

Allianz Global Fund Management, PEA, Allianz Global Investors Distributors LLC and Allianz have each been a party to various regulatory proceeding and lawsuits. Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Allianz Global Fund Management, PEA, Allianz Global Investors Distributors LLC and/or Allianz, they and their affiliates (including Oppenheimer Capital) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC under Section 9(a) concerning the status of a settlement agreement among the New Jersey Attorney General, PEA, Allianz Global Investors Distributors LLC and Allianz regarding a complaint alleging failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds, Allianz Global Fund Management, PEA, Allianz Global Investors Distributors LLC, Allianz and certain of their affiliates (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect subsidiary of Allianz. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC. During the fiscal year ended June 30, 2004, the OCC Renaissance Fund and the OCC Value Fund paid $30,628,081 and $10,018,937, respectively, under the Distribution Contract.

Brokerage and Research Services

Transactions on stock exchanges and other agency transactions involve the negotiation and payment by a Fund of brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

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When Oppenheimer Capital places orders for the purchase and sale of portfolio securities for the Funds, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, Oppenheimer Capital intends to use its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Oppenheimer Capital considers all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Oppenheimer Capital may receive research, statistical and quotation services from many of the broker-dealers with which each Fund’s portfolio transactions are placed. These services, which in some cases could otherwise be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to Oppenheimer Capital in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds, and may be of greater use and value in managing Oppenheimer Capital’s other clients. The advisory fees paid to Oppenheimer Capital are not reduced because Oppenheimer Capital receives such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), under the New Portfolio Management Agreement, Oppenheimer Capital may cause each Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to Oppenheimer Capital an amount of disclosed commission for effecting a securities transaction for such Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of Oppenheimer Capital to cause each Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

During the fiscal year ended June 30, 2004, the Funds did not pay any brokerage commissions to any broker then affiliated with the Adviser.

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Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Funds is set forth in Appendix B.

Upon request and without charge, the OCC Renaissance Fund and OCC Value Fund will furnish each person to whom this information statement is delivered a copy of the Fund’s latest annual report and semi-annual report to shareholders. To request a copy, please call 1-800-927-4648 (for Institutional and Administrative Class Reports) or 1-800-426-0107 (for Class A, B and C Reports, Class D Reports and Class R Reports), or write to the Trust at the address appearing above.

Only one copy of this Information Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Information Statement and you are a holder of record of your shares, please call 1-800-[xxx-xxxx]. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this Information Statement. If in the future you do not want the mailing of information statements and proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Information Statement and want future mailings to be combined with those of other members of your household, please contact [                    ] in writing at [                    ], or by telephone at 1-800-[xxx-xxxx], or contact your financial service firm.

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Appendix A

EXECUTION COPY

PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this 3rd day of March, 2005 between PA Fund Management LLC (the “Adviser”), a limited liability company, and Oppenheimer Capital LLC (the “Portfolio Manager”), a limited liability company.

WHEREAS, PIMCO Funds: Multi-Manager Series (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Amended and Restated Investment Advisory Agreement dated as of May 5, 2000 (as novated by the Novation Agreement dated September 30, 2002 among the Trust, the Adviser and Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P.), and as from time to time in effect, the “Investment Advisory Agreement”) and such Investment Advisory Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1. Appointment. The Adviser hereby appoints Oppenheimer Capital LLC to act as Portfolio Manager to Allianz OCC Core Equity Fund, PIMCO OCC Value Fund and PIMCO OCC Renaissance Fund (each, a “Fund” and together, the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the assets of the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with the Funds’ investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a) Shall comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the prospectus and statement of additional information for the Trust, as they may be amended or supplemented from time to time (as so amended and supplemented, the “Prospectus” and the “Statement of Additional Information,” respectively. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-(2)(T) thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocations shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocations to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of the Funds as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e) Will, in connection with the purchase and sale of securities for the Funds, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Funds, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Funds, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f) Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Funds for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g) Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h) Will regularly report to the Trust’s Board of Trustees on the investment program for the Funds and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request.

(i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee or other affiliated person of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the

Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

(a) Expenses of all audits by the Trust’s independent public accountants;

(b) Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of the Funds’ net assets;

(e) Expenses of obtaining Portfolio Activity Reports for the Funds;

(f) Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(h) Taxes, if any, levied against the Trust or any of its series;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j) Costs, including the interest expenses, of borrowing money;

(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and qualification to do business the registration of shares with federal and state securities or insurance authorities;

(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Costs of printing stock certificates, if any, representing Shares of the Trust;

(n) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p) Association membership dues;

(q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or the Funds.

7. Compliance.

(a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12. Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13. Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or the Funds, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or the Funds, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14. Duration and Termination. This Agreement shall take effect with respect to each Fund as of the date hereof or, if later, as of the date set forth next to such Fund’s name on Schedule A hereto, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to such Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15. [RESERVED]

16. Agreement and Declaration of Trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

17. Miscellaneous.

(a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

PA FUND MANAGEMENT LLC

By:	/s/ Andrew J. Meyers
Attest:
Title:

OPPENHEIMER CAPITAL LLC

By:	/s/ Bruce Koepfgen
Attest:
Title:

Schedule A

Fund	Portfolio Manager	Annual Fee Rate
Allianz OCC Core Equity Fund (effective March 31, 2005)	Oppenheimer Capital LLC	0.35%

PIMCO OCC Renaissance Fund (effective March 3, 2005)	Oppenheimer Capital LLC	0.50%

PIMCO OCC Value Fund (effective March 3, 2005)	Oppenheimer Capital LLC	0.35%

Appendix B

Outstanding Shares and Significant Shareholders

As of April 19, 2005, as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the OCC Renaissance Fund:

Class	Shares Outstanding
Class A	93,296,583.950
Class B	51,519,860.131
Class C	66,158,231.543
Class D	6,117,418.170
Class R	2,007,005.228
Administrative Class	6,541,037.383
Institutional Class	8,848,482.224

As of April 19, 2005, to the best of the knowledge of the Trust, the following persons owned beneficially 5% or more of the outstanding shares of the indicated classes of the OCC Renaissance Fund:

OCC Renaissance Fund Shareholder	Number of Shares	Percentage of Class
Class A
*Merill Lynch Pierce Fenner & Smith, For The Benefit Of Its Customers, 4800 Deer Lake Drive, Jacksonville, FL 32246-6484	14017270.856	14.91%
Class B
*Merrill Lynch Pierce Fenner & Smith, For The Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	5862430.380	11.32%
*Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	3662882.315	7.07%
*Citigroup Global Markets, Inc. For The Benefit Of Its Customers, 333 West 34th St., New York, NY 10001	2917209.486	5.63%
Class C
*Merrill Lynch Pierce Fenner & Smith, For The Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	12152160.015	18.23%
*Citigroup Global Markets, Inc. For The Benefit Of Its Customers, 333 West 34th St., New York, NY 10001	5254541.351	7.83%
Class D
*Charles Schwab & Co. Inc. Special Custody Accounts, Attn Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122	3789838.619	61.24%
Class R
*Merrill Lynch Pierce Fenner & Smith, For The Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	127505.776	6.30%
Administrative Class
*Nfs For The Benefit Of Its Customers, 200 Liberty St., New York, NY 10281	831,396.301	12.72%
*Invesco Trust Company Ttee Fbo Tetra Tech Incorporated And Subsidiaries Retirement Plan, 630 North Rosemead Boulevard, Pasadena, CA 91107	573,237.247	8.77%
American United Life Insurance Co Group Retirement Annuity Sep Acct II, PO Box 368, Indianapolis, IN 46206-0368	544,247.225	8.33%
*Nationwide Trust Company Tbo The Kvaerner, Inc. 401K Savings Plan, PO Box 1412, Austin, TX 78767	437,259.957	6.69%
*Invesco Trust Co Ttee Fbo Enterprise Rent-A-Car 401K Plan, PO Box 105779, Atlanta, GA 30348	400,753.627	6.13%
*American Express Trust Company For The Benefit Of American Express Trust Retirement Plans, PO Box 534, Minneapolis, MN 55440-0534	334,278.341	5.11%
National City Bank, P.O. Box 94984, Cleveland, OH 44101	329,426.744	5.04%
Institutional Class
Mori & Co., PO Box , Kansas, MO 64199	1,344,654.017	15.24%
*State Street Corp As Custodian For Pacific Life Insurance Co. Employees Retirement Plan & Trust, 801 Pennsylvania, Kansas City, MO 64105	805,277.325	9.12%
Asset Allocation Fund, Pimco Advisors L.P., 888 San Clemente Dr., Suite 100, Newport Beach, CA 92660-6367	730,247.866	8.27%
*Nfs For The Benefit Of Its Customers, 200 Liberty St., New York, NY 10281	665,796.735	7.54%
*Merrill Lynch Pierce Fenner & Smith, For The Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	625,741.254	7.09%
*Mercer Trust Co Ttee Fbo Unocal Savings Plans	509,607.073	5.77%
*Charles Schwab & Co. Inc. Special Custody Accounts, Attn Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122	456,111.254	5.17%

* Shares are believed to be held only as nominee.

As of April 19, 2005, as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the OCC Value Fund:

Class	Shares Outstanding
Class A	63,021,712.709
Class B	32,113,483.433
Class C	48,568,641.281
Class D	20,628,143.562
Class R	1,578,845.416
Administrative Class	6,996,221.599
Institutional Class	11,579,506.288

As of April 19, 2005, to the best of the knowledge of the Trust, the following persons owned beneficially 5% or more of the outstanding shares of the indicated classes of the OCC Value Fund:

OCC Value Fund Shareholder	Number of Shares	Percentage of Class
Class A
*Merrill Lynch Pierce Fenner & Smith, For The Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	281236.166	9.15%
Class B
*Merrill Lynch Pierce Fenner & Smith, For The Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	14850950.832	11.24%
*Morgan Stanley, Attn Mutual Fund Operations, 3 Harborside Plaza 6th Fl, Jersey City, NJ 07311	5455457.791	6.43%
*Citigroup Global Markets, Inc. For The Benefit Of Its Customers, 333 West 34th St., New York, NY 10001	9426506.500	6.03%
Class C
*Merrill Lynch Pierce Fenner & Smith, For The Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484	1939629.712	19.31%
*Citigroup Global Markets, Inc. For The Benefit Of Its Customers, 333 West 34th St., New York, NY 10001	2070416.858	11.18%
Class D
*Charles Schwab & Co. Inc. Special Custody Accounts, Attn Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122	3618157.115	70.99%
Class R
*American United Insurance Co Ttee Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	5820969.803	17.85%
Administrative Class
*Nfs For The Benefit Of Its Customers, 200 Liberty St., New York, NY 10281	2,327,987.684	33.29%
*Hubco Regions Financial Corp, Attn Trust Operations, PO Box 830688, Birmingham, AL 35283-0688	1,660,371.467	23.74%
*Wachovia Bank Fbo Various Retirement Plans, 1525 West Harris Blvd, Charlotte, NC 28288-1151	931,547.261	13.32%
American United Life Insurance Co Group Retirement Annuity Sep Acct II, One American Square, Indianapolis, IN 46282-0020	489,537.139	7.00%
*Nationwide Trust Co Fbo Emergency Physicians Professional Assoc. Profit Sharing 401K Plan, 98 San Jacinto Blvd, Austin, TX 78701-4255	368,593.681	5.18%
Institutional Class
*Charles Schwab & Co. Inc. Special Custody Accounts, Attn Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122	1,919,132.326	16.60%
*State Street Corp as Custodian For Pacific Life Insurance Co. Employees Retirement Plan & Trust, 801 Pennsylvania, Kansas City, MO 64105	1,578,354.440	13.65%
Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07303	1,276,415.675	11.04%
*LPL Fbo LPL Customers, PO Box 509046, San Diego, CA 92150-9046	1,004,691.147	8.69%
Asset Allocation Fund, Pimco Advisors L.P., 888 San Clemente Drive, Suite 100, Newport Beach, CA 92660-6367	958,327.141	8.29%
*Nfs For The Benefit Of Its Customers, 200 Liberty St., New York, NY 10281	663,072.350	5.73%

* Shares are believed to be held only as nominee.

As of April 19, 2005, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the OCC Renaissance Fund, the OCC Value Fund and of the Trust as a whole.